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                                                                   EXHIBIT 10.11


                              ASSET SALES AGREEMENT

                 This Asset Sales Agreement is made at Houston, Texas, as of this 15th day of November, 1997 by OCS, Inc., hereinafter referred to as "Seller," and ZEROS USA, Inc., hereinafter referred to as "Buyer."

                                    Recitals

1. Seller desires to sell to Buyer all of the assets of OCS, Inc., which company owns all of the assets listed on Exhibit "A," which is incorporated herein for all purposes as if set out in full. It is understood that the assets include, inter alia, all ultrasonic units and the related licenses to use said ultrasonic units.

2. Buyer desires to buy from Seller all of the assets of OCS, Inc., which company owns all the assets described in Exhibit "A."

                                 Consideration

3. Now, therefore, Seller shall transfer to Buyer on the books of OCS, Inc., and on the terms and conditions set forth as follows:

         a.  $100,000.00 in cash
         b.  1,000,000 shares of ZEROS USA, Inc., Golden Preferred Stock

                            Payment of Consideration

4. The stock of ZEROS USA, Inc., shall be transferred at the time and place indicated at paragraph 8 below.

5. The payment to Seller of the consideration referenced in paragraph 3 also shall be paid at the time and place indicated at paragraph 8 below.

                              Warranties by Seller

6.       Seller hereby warrants and represents to Buyer that:

         (a) Seller is the sole owner of said assets with full right to sell or dispose of the assets of said business as Seller may choose and no other person or persons whatsoever have any claim, right, title, interest, or lien, in, to or on said business except as shown on the financial records of said business inspected by Buyer;

         (b) No litigation, actions, or proceedings, legal, equitable, administrative, through arbitration, or otherwise, are pending or threatened that might affect the consummation of the purchase and sale described in this Agreement;


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         (c)    Seller owes no obligations and has contracted no liabilities affecting said assets or that might affect this Agreement that are not shown on the financial records inspected by Buyer;

         (d) Seller shall execute and deliver to Buyer a Bill of Sale for all the assets of OCS, Inc.

                         Compliance with Bulk Sales Law

7. The sale of the assets of OCS, Inc., described in this Agreement in not subject to the Bulk Transfer Provisions of the Texas Uniform Commercial Code.

                             Time and Place of Sale

8. This Agreement shall be consummated at 1 P.M., on November 15, 1997 at 507 North Belt East, Suite 550, Houston, Texas 77060.

                              Conduct of Business

9. Pending consummation of this Agreement, Seller shall continue to operate said business in the same manner as it has been operated by Seller in the past.

                               Costs and Expenses

10. All costs and expenses incurred in this Agreement in the manner prescribed by this Agreement shall be borne by Seller and Buyer in the following manner:

         (a) Each party, Seller and Buyer, having been represented by its or his attorney in this transaction, shall pay the fee of the attorney who represented it or him in negotiating this Agreement and supervising the terms described in it;

         (b) Any and all closing costs and expenses arising from the performance of this Agreement, if any, shall be borne by the parties, Seller and Buyer, in equal proportions.

                         Indemnity Agreement by Seller

11. All costs and expenses incurred in this Agreement in the manner prescribed by this Agreement Except as otherwise expressly provided in this Agreement, Seller shall indemnify and hold Buyer and the property of Buyer, including said business and the assets of said business, free and harmless from any and all claims, losses, damages, injuries, and liabilities arising from or on account of Seller's ownership of any of the assets of said business that are subject to this Agreement.





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                               No Representations

12. Buyer agrees with and represents to Seller that said assets of said business, and the financial records of said business described above have been inspected by Buyer, and that said assets subject to this Agreement are being transferred to Buyer as a result of such inspection and not as a result of any representations made by Seller or by any agent of Seller that are not incorporated in this Agreement.

                            Covenant Not to Compete

13. Seller agrees that it will not at any time immediately following the consummation of this agreement directly or indirectly engage in, or have any substantial interest in or in common with any person, firm, or corporation that engages in inspection services similar to, or competitive with the business described in this Agreement so long as Buyer shall engage in such businesses in the same area.

                                Entire Agreement

14. This Agreement constitutes the sole and only agreement between Seller and Buyer respecting said assets described in this Agreement, and correctly sets forth the obligations of Seller and Buyer to each other as of this date. Any agreements or representations respecting said business not expressly set forth in this Agreement are null and void.

                                    Notices

15. Any and all notices or other communications required or permitted by this Agreement or by law to be served on or given to either party hereto, Seller or Buyer, by the other party to this Agreement shall be in writing and shall be deemed duly served as follows:

         a.  On Seller:  OCS, Inc., P.O. Box Z, Highlands, Texas 77562.
         b.  On Buyer:   ZEROS USA, Inc., 507 North Belt East, Suite 550,
                         Houston, Texas 77060.

         Either party may change the party's address for the purposes of this Paragraph by giving the other party written notice by certified mail, return receipt requested, of the new address in the manner set forth above.

                                Attorney's Fees

16. Should any arbitration be commenced between the parties to this Agreement concerning said business, this Agreement, or the rights and duties of either in relation thereto, the party, Seller or Buyer, prevailing in such arbitration shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for attorney's fees in such arbitration that shall be determined by the arbitrator or in a separate action brought for that purpose.





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                                 No Assignment

17. Neither this Agreement nor any interest therein shall be assigned by Seller or Buyer without the written consent of the other.

                                Binding on Heirs

18. This Agreement shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties hereto, but nothing contained in this Paragraph shall be construed as a consent to any assignment of this contract by either Seller or Buyer.

                            Law Governing Agreement

19. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.


                                        OCS, Inc., Seller



                                        ----------------------------
                                        By: Steve Clark, President


                                        ZEROS USA, Inc. Buyer


                                        ----------------------------
                                        By:





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                                   Exhibit A


Accounts Receivable

Inspection Equipment





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                                  BILL OF SALE

         OCS, Inc. ("Seller"), of P.O. Box Z, Highlands, Texas 77562, hereby sell, assign and transfer to ZEROS USA, Inc., Buyer"), 507 North Belt East, Suite 550, Houston, Texas 77060 the property described in the attached Exhibit for the amount of $100,000.00 and 3,000,000 shares of Golden Preferred Stock.

         The Seller warrants that the property is being transferred to the Buyer free and clear of any liens and encumbrances.

         The above property is sold on an "as is" basis. The Seller makes no warranties, express or implied (except as specifically stated above).

         This transfer is effective as of  September 30, 1997.

         The property is now located at 1730 Hillcrest, Baytown, Texas and all of such property is in the possession of the Seller.


OCS, Inc.



By:
   --------------------------------
Steve Clark, President, OCS, Inc.


ZEROS USA, Inc.


By:
  ---------------------------------
Jesse Blanco, Secretary